Exhibit 31.2

CERTIFICATIONS

I, Eric Logan, certify that:

1.     I have reviewed this quarterly report on Form 10-Q of Adams Golf, Inc;

2.     Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.     Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.      The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and  have:

       a)    designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be  designed under our supervision, to ensure that
              material information relating to the registrant, including   its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

       b)    evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this  quarterly report our conclusions about the effectiveness of the
               disclosure controls and procedures, as of   the end of the period covered by this quarterly report based on such evaluation; and

       c)    disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an  annual report) that has materially affected, or is likely to materially affect, the registrant's internal control   over financial reporting; and

5.      The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal  controls over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of  directors (or persons performing the equivalent functions):

       a)    all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the r
               egistrant's ability to record, process,   summarize and report financial information; and

       b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.
Date: November 10, 2004	By: /S/ ERIC LOGAN
Eric Logan
Chief Financial Officer
(Principal Financial Officer)